UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cracker Barrel Old Country Store, Inc. (the “Company”) issued the following press release on November 10, 2020. This press release was also posted by the Company to www.CrackerBarrelShareholders.com.

Glass Lewis Recommends Shareholders Vote for ALL of Cracker Barrel Old Country Store’s

Highly Qualified Directors

Both Leading Proxy Advisory Firms Urge All Shareholders to Vote the WHITE Proxy Card

LEBANON, Tenn., Nov. 10, 2020 -- Cracker Barrel Old Country Store® (Nasdaq: CBRL) ("Cracker Barrel" or the "Company") today announced that Glass Lewis & Co. (“Glass Lewis”), a leading provider of proxy research and vote recommendations to the institutional investment community, has recommended that all Cracker Barrel shareholders vote the WHITE proxy card "FOR” all of the Company's highly qualified director nominees at the Annual Meeting of Shareholders on November 19, 2020.

Cracker Barrel announced yesterday that Institutional Shareholder Services (“ISS”), also recommends all shareholders vote on the Company’s WHITE proxy card.

In making its recommendation FOR Cracker Barrel’s slate, Glass Lewis commented1:

•	We believe there is insufficient justification for supporting Biglari’s campaign at this time, and that shareholders would be best served supporting the Company’s director nominees.

•	The Board currently comprises a reasonably well-rounded mix of qualified directors who have complementary experiences, qualifications and backgrounds across various industries and disciplines.

•	Having reviewed and considered the Company’s stated strategic plan, we see no reason for shareholders to supplant the Board’s judgment at this time.

•	The Board has been effective in overseeing the Company’s strategy of enhancing the core business, expanding the footprint and extending the brand...since the onset of the pandemic, the Board appears to us to have been highly responsive and engaged in its efforts to navigate the Company through this new market environment, including taking prudent measures to pivot the Company’s focus towards its core business and operations while rolling out new initiatives to drive sales.

•	The Company’s operating performance has largely been in line with or better than that of its peers. Over the course of the pre-pandemic periods, the Company’s return on capital had consistently ranked in the upper quartile of its peers, while the Company’s net profit margins exceeded the peer median.

•	The Dissident Nominee’s experience as an operator of regional restaurant franchises may not be particularly relevant or necessary to the Company at this specific juncture. Further, we believe the Company’s rationale for rejecting the addition of the Dissident Nominees to the Board is reasonable.

1   Permission to use quotes neither sought nor obtained.

Cracker Barrel stated: “We are pleased that Glass Lewis has joined ISS in recommending shareholders vote the WHITE proxy card in support of our Board. We believe our Board combines new perspectives with deep industry and Company knowledge, as well as the skills and diversity of perspectives required to continue overseeing the successful execution of our proven strategy. We are proud of our long track record of delivering value for shareholders, and our commitment to Board refreshment and advancing principles of strong corporate governance.”

Cracker Barrel Urges All Shareholders to Support its Highly Qualified Slate of Directors

The Company recommends all shareholders support the Cracker Barrel Board of Directors by voting “FOR ALL” directors on the WHITE proxy card for the upcoming 2020 Annual Meeting of Shareholders.

For assistance voting your shares please contact Okapi Partners LLC:
Banks and Brokers Call Collect: 212.297.0720
All Others Call Toll Free: 877.629.6357

Email: info@okapipartners.com

About Cracker Barrel Old Country Store, Inc.

Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) shares warm welcomes and friendly service while offering guests high-quality homestyle food and unique shopping — all at a fair price. By creating a world filled with hospitality through an experience that combines dining and shopping, guests are cared for like family. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate more than 660 company-owned Cracker Barrel Old Country Store® locations in 45 states and own the fast-casual Maple Street Biscuit Company. For more information about the company, visit www.crackerbarrel.com.

Forward-Looking Statements

Certain statements in this communication may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements. Economic, competitive, strategic, governmental, technological and other factors and risks that may affect Cracker Barrel's operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended July 31, 2020, and in subsequent filings with the U.S. Securities and Exchange Commission (the "SEC"). Another factor that may impact the company's business, financial condition and results of operations and of operational improvement initiatives is the impact of the novel coronavirus ("COVID-19") pandemic, including the duration of the COVID-19 pandemic and its ultimate impact on our business, levels of consumer confidence in the safety of dine-in restaurants, restrictions (including occupancy restrictions) imposed by governmental authorities, the effectiveness of cost saving measures undertaken throughout our operations, disruptions to our operations as a result of the spread of COVID-19 in our workforce, and our increased level of indebtedness brought on by additional borrowing necessitated by the COVID-19 pandemic. We disclaim any obligation to update these forward-looking statements other than as required by law.

Important Additional Information

Cracker Barrel has filed a definitive proxy statement (the "Proxy Statement") and accompanying WHITE proxy card in connection with the solicitation of proxies for the 2020 Annual Meeting of Cracker Barrel shareholders (the "Annual Meeting"). Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel's directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Cracker Barrel for the fiscal year ended July 31, 2020, and the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Cracker Barrel's Board of Directors for election at the Annual Meeting are included in the Proxy Statement. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel's corporate website at www.crackerbarrel.com.

CBRL-F

Media Contacts:

David Millar / Emily Claffey

Crackerbarrel-SVC@sardverb.com

(914) 907-6431 / (516) 455-2027

Heidi Pearce

heidi.pearce@crackerbarrel.com

(615) 235-4315

Investor Contacts:

Jessica Hazel

Jessica.Hazel@crackerbarrel.com

(615) 235-4367

Okapi Partners LLC

info@okapipartners.com

(877) 629-6357